DG INTERNATIONAL EQUITY FUND
(A Portfolio of DG Investor Series)

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Supplement to Prospectus dated March 31, 1997


     1. The following is to be inserted as the third sentence under the section entitled "Acceptable Investments," on page 2:

        "In addition, the Fund may invest up to 40% of its total assets in equity securities of established companies located in countries having emerging markets."


     2. The following is to be inserted after the section entitled "Investment Company Securities," on page 7:

        "Emerging Market Securities. The Fund may invest up to 40% of its total assets in equity securities of established companies located in countries having emerging markets. The Fund's sub-adviser considers countries having emerging markets to be all countries that are generally considered to have developing or emerging markets or economies. Furthermore, the sub-adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities, as developing.

        "Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. The Fund will focus on countries which the sub-adviser believes to have strongly developing economies and markets including, among others, the following countries: Argentina, Bolivia, Botswana, Brazil, Chile, China, Colombia, Cyprus, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Jamaica, Jordan, Kenya, Korea, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Russia, Singapore, Slovakia, South Africa, Sri Lanka, Swaziland, Taiwan, Thailand, Tunisia, Turkey, Uruguay, Venezuela, and Zimbabwe. The Fund may invest in countries other than those defined above, if , in the opinion of the sub-adviser, they are considered to be emerging markets. While the sub-adviser considers the above-mentioned countries eligible for investment, the Fund will not be invested in all such markets at all times. Furthermore, the Fund may not pursue investment in such countries due to lack of adequate custody of the Fund's assets, overly burdensome restrictions and repatriation, lack of an organized and liquid market, or unacceptable political or other risks.

        "Emerging markets companies are defined as (i) those for which the principal securities trading market is an emerging market country, as described above; (ii) those which are organized under the laws of, or with a principal office in, an emerging market country; or (iii) those, wherever organized or traded, who derive (directly or indirectly through subsidiaries) at least 50% of their total assets, capitalization, gross revenue or profit from its most current year from goods produced, services performed, or sales made in such emerging market countries."


3. The first paragraph under the section entitled "Risks Associated with Investing in Foreign Companies," on page 7, is hereby amended to read in its entirety as follows:

     "Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce these risks, the Fund diversifies its investments broadly among foreign countries. At least three different countries will always be represented."


4. The second paragraph under the section entitled "Risks Associated With Investing in Foreign Companies," on page 7, is hereby deleted.


5. The following is to be inserted after the section entitled "Risks Associated With Investing in Foreign Companies," on page 8:

        "Additional Risks Associated With Investing in Emerging Markets

        "Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

        "Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present a greater risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have greater restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights, than developed countries.

        "The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors."

                                                                   June 24, 1997

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        Cusip 23321N806
        G01258-09 (6/97)
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DG INTERNATIONAL EQUITY FUND
(A Portfolio of DG Investor Series)

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Supplement to Statement of Additional Information dated March 31, 1997


The following is to be inserted after the section  entitled  "Warrants," on page
4:


                  "Special Considerations Affecting Emerging Markets

                  "Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

                  "Settlement mechanisms in emerging markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

                  "Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

                  "Political, Social and Economic Risks. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over these countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

                  "Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose its entire investment in such countries. The Fund's investment would similarly be adversely affected by exchange control regulation in any of those countries.

                  "Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government though extraconstitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets."



                                                                   June 24, 1997



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        Cusip 23321N806
        G01258-09 (6/97)